Review of KCC Rate Order December 30, 2005 Review of KCC Rate Order December 30, 2005 Exhibit 99.2

Forward-Looking Statements Disclosure
Forward-Looking Statements Disclosure
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth.  The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward- looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our quarterly report on Form 10-Q for the period ended
September 30, 2005 for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth.  The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our quarterly report on Form 10-Q for the period ended
September 30, 2005 for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

Contents
Contents
Page
2005 Rate Review Overview
4
Kansas Retail Case
5
Background 6
2005 Rate Case Components 7
KCC Order 8
Estimated Impact of KCC Order 9
Key Calculations in Retail Case 10
Key Rate Components 11
Next Steps in Retail Case 12
FERC Transmission Case
13
2005 FERC Filing 14
FERC Formula Transmission Rate 15
Page
2005 Rate Review Overview

Kansas Retail Case

Background 6
2005 Rate Case Components 7
KCC Order 8
Estimated Impact of KCC Order 9
Key Calculations in Retail Case 10
Key Rate Components 11
Next Steps in Retail Case 12
FERC Transmission Case
13
2005 FERC Filing 14
FERC Formula Transmission Rate 15

2005 Rate Review Overview
2005 Rate Review Overview
On May 2, Westar filed two rate applications
Retail rate review with the Kansas Corporation Commission (KCC)
Docket 05-WSEE-981-RTS
FERC formula transmission rate
Docket ER05-925-000
Effective dates for applications
By Kansas statute, order was issued by Dec. 28, 2005
FERC transmission rate in effect Dec. 1, 2005 subject to refund
Simultaneous filing allows opportunities for retail and transmission rates to be effective at same time
On May 2, Westar filed two rate applications
Retail rate review with the Kansas Corporation Commission (KCC)
Docket 05-WSEE-981-RTS
FERC formula transmission rate
Docket ER05-925-000
Effective dates for applications
By Kansas statute, order was issued by Dec. 28, 2005
FERC transmission rate in effect Dec. 1, 2005 subject to refund
Simultaneous filing allows opportunities for retail and transmission rates to be effective at same time

Kansas Retail Case Kansas Retail Case

Background
Background
On May 2, 2005, Westar filed for $84 million increase in retail rates
North   $48 million 9.3%
South 36 million 6.3%
$84 million     7.7%
As adjusted and corrected, overall requested increase remained at
$84 million, but adjustments affected the individual rate areas
North $56 million   10.9%
South 28 million  5.0%
$84 million     7.8%
On May 2, 2005, Westar filed for $84 million increase in retail rates
North   $48 million 9.3%
South 36 million 6.3%
$84 million     7.7%
As adjusted and corrected, overall requested increase remained at
$84 million, but adjustments affected the individual rate areas
North $56 million   10.9%
South 28 million  5.0%
$84 million     7.8%

2005 Key Rate Case Components
2005 Key Rate Case Components
Fuel adjustment clause
Environmental cost recovery rider
Transmission delivery charge (unbundled FERC formula rate)
Increase depreciation rates by $29 million
Storm recovery of $49 million
Incentive structure for wholesale margin sharing
Levelize regulatory COLI credits over 60 year Wolf Creek life
Asked KCC to reconsider two controversial adjustments
ordered in 2001 rate case
Unamortized gain on LaCygne sale-leaseback transaction
Imputed deferred income taxes associated with 1992 merger
Fuel adjustment clause
Environmental cost recovery rider
Transmission delivery charge (unbundled FERC formula rate)
Increase depreciation rates by $29 million
Storm recovery of $49 million
Incentive structure for wholesale margin sharing
Levelize regulatory COLI credits over 60 year Wolf Creek life
Asked KCC to reconsider two controversial adjustments
ordered in 2001 rate case
Unamortized gain on LaCygne sale-leaseback transaction
Imputed deferred income taxes associated with 1992 merger

KCC Order
KCC Order
Order indicated slight increase in overall retail rates
North $24.2  million 4.7%
South        (21.2) million   (3.7%)
Total       $  3.0 million    0.3%
Expect use of more recent three-year average of wholesale
margins to result in a slight decrease in overall retail rates
Other key elements
Approved fuel adjustment clause
Approved environmental cost recovery rider
Approved transmission delivery charge
Approved Westar’s depreciation increase
Accepted Westar’s position on LaCygne gain
Rejected Westar’s proposed wholesale margin sharing
Rejected requested changes in COLI rate making treatment
Rejected Westar’s position on merger savings
Order indicated slight increase in overall retail rates
North $24.2  million 4.7%
South        (21.2) million   (3.7%)
Total       $  3.0 million    0.3%
Expect use of more recent three-year average of wholesale
margins to result in a slight decrease in overall retail rates
Other key elements
Approved fuel adjustment clause
Approved environmental cost recovery rider
Approved transmission delivery charge
Approved Westar’s depreciation increase
Accepted Westar’s position on LaCygne gain
Rejected Westar’s proposed wholesale margin sharing
Rejected requested changes in COLI rate making treatment
Rejected Westar’s position on merger savings

Estimated Impact of KCC Order
KCC Order*
Westar Energy requested rate increase
84 $
ROE recommendation (30)
10.00%
Wholesale margin sharing (11)
LaCygne 2 unamortized gain 0
1992 merger savings (11)
COLI (11)
Depreciation expense 0
Post employment benefits amortization (6)
Ice storm costs 0
Other (+/-) (12)
Recommended Adjustments (81)
Indicated rate increase
3 $
* Excludes any revenues associated with higher fuel costs that may be reflected in fuel adjustment clause

Key Calculations in Retail Case
Key Calculations in Retail Case
KCC jurisdictional rate base of $2.2 billion
Excludes $320 million FERC jurisdictional rate base
Allowed rate of return – summarized
KCC jurisdictional rate base of $2.2 billion
Excludes $320 million FERC jurisdictional rate base
Allowed rate of return – summarized
% of
Capital
Component
Cost WACC
Common equity 44.59% x 10.00% = 4.46%
Post 1970 ITC 2.31% x 7.89% = 0.18%
Preferred Stock 0.69% x 4.55% = 0.03%
Long Term Debt 52.41% x 6.14% = 3.22%
   Weighted cost of capital 7.89%

Key Rate Components
Key Rate Components
Fuel adjustment clause
Expect to set rates based on forecasted costs with periodic true-up
Environmental cost recovery rider
Adopted Westar recommendation for capital recovery only
Proceeds from sale of emissions allowances returned to customers through fuel clause
Transmission delivery charge
Adopted Westar/KCC Staff joint recommendation
Wholesale margin sharing
Adopted Staff position to refund 100% of market-based wholesale
(asset-based) margins based on three-year rolling average
Energy marketing (non-asset) margins remain outside of
ratemaking
Fuel adjustment clause
Expect to set rates based on forecasted costs with periodic true-up
Environmental cost recovery rider
Adopted Westar recommendation for capital recovery only
Proceeds from sale of emissions allowances returned to customers through fuel clause
Transmission delivery charge
Adopted Westar/KCC Staff joint recommendation
Wholesale margin sharing
Adopted Staff position to refund 100% of market-based wholesale
(asset-based) margins based on three-year rolling average
Energy marketing (non-asset) margins remain outside of
ratemaking

Next Steps in Retail Case
Next Steps in Retail Case
Full review of all elements in the order
Any party can petition the Commission with a request for
reconsideration by January 16
Commission has 30 days to consider petitions
Plan to implement new tariffs approximately February 1
Full review of all elements in the order
Any party can petition the Commission with a request for
reconsideration by January 16
Commission has 30 days to consider petitions
Plan to implement new tariffs approximately February 1

FERC Transmission Case Formula Rate Filing FERC Transmission Case Formula Rate Filing

2005 FERC Filing
2005 FERC Filing
FERC transmission rate base approximately $320 million
Revenue requirement of $77 million
Adopt a formula rate approach to:
Establish current rates for transmission service
Keep rates current with annual adjustment
Requested 12% ROE (11.5% plus 0.5% adder)
Westar – member SPP Regional Transmission Organization
Proposed rates accepted for filing
Suspended for five months
Became effective December 1, 2005, subject to refund
Case assigned to settlement judge
Next settlement hearing scheduled for January 12, 2006
FERC transmission rate base approximately $320 million
Revenue requirement of $77 million
Adopt a formula rate approach to:
Establish current rates for transmission service
Keep rates current with annual adjustment
Requested 12% ROE (11.5% plus 0.5% adder)
Westar – member SPP Regional Transmission Organization
Proposed rates accepted for filing
Suspended for five months
Became effective December 1, 2005, subject to refund
Case assigned to settlement judge
Next settlement hearing scheduled for January 12, 2006

FERC Formula Transmission Rate
FERC Formula Transmission Rate
Advantages:
Reduce regulatory lag
Potential for incentive ROE for RTO participation
More certainty for cost recovery of transmission system
improvements
Advantages:
Reduce regulatory lag
Potential for incentive ROE for RTO participation
More certainty for cost recovery of transmission system
improvements

Westar Energy
Investor Contact
Westar Energy
Investor Contact
Bruce Burns
Director Investor Relations
785-575-8227
bruce_burns@wr.com
Bruce Burns
Director Investor Relations
785-575-8227
bruce_burns@wr.com